UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2024
_________________________
Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
_________________________

Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 16, 2024, Amprius Technologies, Inc., a Delaware corporation (“Amprius”), announced its plans to broaden its product portfolio with new silicon anode battery platform – SiCoreTM. In addition to this SiCore product platform, Amprius has also branded its existing silicon nanowire platform SiMaxxTM. The SiCore batteries are based on the innovative, proprietary material system developed by Berzelius (Nanjing) Co. Ltd., a Chinese corporation (“Berzelius”), which prior to February 2022 was a subsidiary of Amprius, Inc., a significant stockholder of Amprius, and are currently manufactured by toll manufacturing partners. Amprius expects to produce both SiCore and SiMaxx batteries at its large-scale factory in Colorado.

To facilitate this product expansion, Amprius entered into an Exclusive Supply Agreement (the “Exclusivity Agreement”) with Berzelius, pursuant to which Berzelius agreed, among other things, (i) to manufacture for, and sell exclusively to, Amprius its proprietary silicon anode materials in the United States, Canada or Mexico and (ii) to use best efforts to prioritize fulfillment of Amprius’ forecasted orders, if any. The Exclusivity Agreement does not include any commercial terms, and the purchase of the materials under the Exclusivity Agreement by Amprius, if any, will be specified in written purchase orders mutually agreeable to the parties. The Exclusivity Agreement will remain in effect until it is mutually terminated by the parties.

The foregoing description of the Exclusivity Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit 99.1 to this report and incorporated herein by reference.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the batteries to be produced at Amprius’ large-scale manufacturing facility and Amprius’ ability to successfully expand its product offerings. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of Amprius’ management and are not predictions of actual performance. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties. These forward-looking statements are subject to a number of risks and uncertainties, including market demands for SiCore batteries; the ability of Amprius to deliver high performance products to customers at acceptable prices and meet their demands via the toll manufacturing arrangements; Amprius’ ability to reduce costs as it scales production; delays in permitting, construction and operation of production facilities; the ability of Amprius to establish manufacturing lines suitable for SiCore batteries at its Colorado facility; the ability of Amprius to meet costs targets when manufacturing SiCore batteries at its Colorado facility; third-party producers of Amprius batteries continuing to produce such batteries in the expected quantities and caliber and at the expected prices; Amprius’ customers continuing to purchase batteries directly from Amprius; Amprius’ liquidity position; risks related to the rollout of Amprius’ business and the timing of expected business milestones; Amprius’ ability to commercially produce high performing batteries; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of SiCore or SiMaxx batteries; and changes in domestic and foreign business, market, financial, political and legal conditions. For more information on these risks and uncertainties that may impact the operations and projections discussed herein can be found in the documents we filed from time to time with the Securities and Exchange Commission (the “SEC”), all of which are available on the SEC’s website at www.sec.gov. There may be additional risks that Amprius does not presently know or that Amprius currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ expectations, plans or forecasts of future events and views as of the date of this report. These forward-looking statements should not be relied upon as representing Amprius’ assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Except as required by law, Amprius specifically disclaims any obligation to update any forward-looking statements.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1*	Exclusive Supply Agreement dated November 28, 2023, by and between the Company and Berzelius (Nanjing) Co. Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be finished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: January 16, 2024	By:	/s/ Sandra Wallach
Name: Sandra Wallach
Title: Chief Financial Officer